Exhibit 99.1

Li-Cycle Selects Marcum Canada LLP as its New Independent Auditor

Li-Cycle to hold reconvened shareholder meeting on October 15, 2024 at 8:30 a.m. (EDT) to vote on appointment of new auditor

TORONTO, Canada (August 9, 2024) – Li-Cycle Holdings Corp. (NYSE: LICY) (“Li-Cycle” or the “Company”), a leading global lithium-ion battery resource recovery company, announced today that the Audit Committee of the Company’s Board of Directors (the “Board”) has unanimously approved the selection of Marcum Canada LLP (“Marcum”) as the Company’s independent registered public accounting firm that will serve as its independent auditor and the Board has approved that the appointment of Marcum be put forward for shareholder approval.

“After careful consideration of offers and a comprehensive review of the capabilities and fit of respective firms, the Audit Committee is pleased to have selected Marcum as the Company’s new independent auditor and the Board is recommending that shareholders vote for the appointment of Marcum,” said Ajay Kochhar, President and CEO of Li-Cycle. “We believe Marcum’s expertise and understanding of our industry and business will serve the Company and its stakeholders well as we advance our comprehensive review and go-forward strategy for the Rochester Hub project.”

The Company will reconvene its Annual General and Special Meeting of Shareholders (the “Reconvened Meeting”) on October 15, 2024 at 8:30 a.m. (Eastern Daylight Time) to vote on the appointment of Marcum and the authorization of the Board to fix Marcum’s remuneration.

All interested parties are invited to attend the Reconvened Meeting by using the live webcast link here: www.virtualshareholdermeeting.com/LICY2024. Only registered shareholders and duly appointed proxyholders as of the record date on September 10, 2024, will be entitled to vote and ask questions at the Reconvened Meeting.

The Company’s proxy materials and annual report for the Reconvened Meeting will be available at www.ProxyVote.com, on Li-Cycle’s website at Li-Cycle – Investor Relations, on EDGAR at www.sec.gov, and on SEDAR+ at www.sedarplus.com. The Company will use full set delivery for the distribution of proxy materials and will send shareholders paper copies of a proxy supplement, containing an amended proxy card.

Your vote is important. Whether or not you plan to virtually attend the Reconvened Meeting, please vote as soon as possible by one of the methods described in the Reconvened Meeting materials to ensure that your shares are represented and voted at the Reconvened Meeting. The deadline to vote via the Internet or by phone prior to the Reconvened Meeting is October 10, 2024, at 8:30 a.m. (Eastern Daylight Time).

About Li-Cycle Holdings Corp.

Li-Cycle (NYSE: LICY) is a leading global lithium-ion battery resource recovery company. Established in 2016, and with major customers and partners around the world, Li-Cycle’s mission is to recover critical battery-grade materials to create a domestic closed-loop battery supply chain for a clean energy future. The Company leverages its innovative, sustainable and patent-protected Spoke & Hub Technologies™ to recycle all different types of lithium-ion batteries. At our Spokes, or pre-processing facilities, we recycle battery manufacturing scrap and end-of-life batteries to produce black mass, a powder-like substance which contains a number of valuable metals, including lithium, nickel and cobalt. At our future Hubs, or post-processing facilities, we plan to process black mass to produce critical battery-grade materials, including lithium carbonate, for the lithium-ion battery supply chain. For more information, visit https://li-cycle.com/.

About Marcum Canada LLP

Marcum Canada LLP is a top-ranked national accounting and advisory firm dedicated to helping entrepreneurial, middle-market companies and high net worth individuals achieve their goals. Marcum’s industry-focused practices offer deep insight and specialized services to privately held and publicly registered companies, and nonprofit and social sector organizations. Marcum also provides a full complement of technology, wealth management, and executive search and staffing services. Headquartered in New York City, Marcum has offices in major business markets across the U.S. and select international locations. For more information: https://www.marcumllp.com/.

Investor Relations & Media

Louie Diaz

Sheldon D’souza

Investor Relations: investors@li-cycle.com

Media: media@li-cycle.com

Forward-Looking Statements

Certain statements contained in this press release may be considered “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, Section 21 of the U.S. Securities Exchange Act of 1934, as amended, and applicable Canadian securities laws. Forward-looking statements may generally be identified by the use of words such as “believe”, “may”, “will”, “continue”, “anticipate”, “intend”, “expect”, “should”, “could”, “plan”, “potential”, “future”, “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. Forward-looking statements in this press release include but are not limited to statements about the appointment of Marcum as the Company’s new independent auditor, the expectation that Marcum’s expertise and understanding of Li-Cycle’s industry and business will serve the Company and its stakeholders well, the reconvening of the Annual General and Special Meeting of Shareholders, the voting, the availability of the Company’s proxy materials and annual report, and the mailing of the proxy supplement. These statements are based on various assumptions, whether or not identified in this press release, made by Li-Cycle. There can be no assurance that such assumptions will prove to be correct and, as a result, actual results or events may differ materially from expectations expressed in or implied by the forward-looking statements. These forward-looking statements are provided for the purpose of assisting readers in understanding certain key elements of Li-Cycle’s current objectives, goals, targets, strategic priorities, expectations and plans, and in obtaining a better understanding of Li-Cycle’s business and anticipated operating environment. Readers are cautioned that such information may not be appropriate for other purposes and is not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Li-Cycle and are not guarantees of future performance. Li-Cycle believes that these risks and uncertainties include, but are not limited to, the following: Li-Cycle’s inability to economically and efficiently source, recover and recycle lithium-ion batteries and lithium-ion battery manufacturing scrap, as well as third party black mass, and to meet the market demand for an environmentally sound, closed-loop solution for manufacturing waste and end-of-life lithium-ion batteries; Li-Cycle’s inability to successfully implement its global growth strategy, on a timely basis or at all; Li-Cycle’s inability to manage future global growth effectively; Li-Cycle’s inability to develop the Rochester Hub as anticipated or at all, and other future projects including its Spoke network expansion projects in a timely manner or on budget or that those projects will not meet expectations with respect to their productivity or the specifications of their end products; Li-Cycle’s history of losses and expected significant expenses for the foreseeable future as well as additional funds required to meet Li-Cycle’s liquidity needs and capital requirements in the future not being available to Li-Cycle on acceptable terms or at all when it needs them; risk and uncertainties related to Li-Cycle’s ability to continue as a going concern; uncertainty related to the success of Li-Cycle’s cash preservation plan and related past and further workforce reductions; Li-Cycle’s inability to attract, train and retain top talent who possess specialized knowledge and technical skills; Li-Cycle’s failure to oversee and supervise strategic review of all or any of the Li-Cycle’s operations and capital project and obtain financing and other strategic alternatives; Li-Cycle’s inability to service its debt and the restrictive nature of the terms of its debt; Li-Cycle’s potential engagement in strategic transactions, including acquisitions, that could disrupt its business, cause dilution to its shareholders, reduce its financial resources, result in incurrence of debt, or prove not to be successful; one or more of Li-Cycle’s current or future facilities becoming inoperative, capacity constrained or disrupted, or lacking sufficient feed streams to remain in operation; the potential impact of the pause in construction of the Rochester Hub on the authorizations and permits granted to Li-Cycle for the operation of the Rochester Hub and the Spokes on pause; the risk that the New York state and municipal authorities determine that the permits granted to Li-Cycle for the production of metal sulphates at the Rochester Hub will be impacted by the change to MHP and the reduction in scope for the project; Li-Cycle’s failure to materially increase recycling capacity and efficiency; Li-Cycle expects to continue to incur significant expenses and may not achieve or sustain profitability; problems with the handling of lithium-ion battery cells that result in less usage of lithium-ion batteries or affect Li-Cycle’s operations; Li-Cycle’s inability to maintain and increase feedstock supply commitments as well as secure new customers and off-take agreements; a decline in the adoption rate of EVs, or a decline in the support by governments for “green” energy technologies; decreases in benchmark prices for the metals contained in Li-Cycle’s products; changes in the volume or composition of feedstock materials processed at Li-Cycle’s facilities; the development of an alternative chemical make-up of lithium-ion batteries or battery alternatives; Li-Cycle’s expected revenues for the Rochester Hub are expected to be derived significantly from a limited number of customers; uncertainty regarding the sublease agreement with Pike Conductor Dev 1, LLC related to the construction, financing and leasing of a warehouse and administrative building for the Rochester Hub; Li-Cycle’s insurance may not cover all liabilities and damages; Li-Cycle’s heavy reliance on the experience and expertise of its management; Li-Cycle’s reliance on third-party consultants for its regulatory compliance; Li-Cycle’s inability to complete its recycling processes as quickly as customers may require; Li-Cycle’s inability to compete successfully; increases in income tax rates, changes in income tax laws or disagreements with tax authorities; significant variance in Li-Cycle’s operating and financial results from period to period due to fluctuations in its operating costs and other factors; fluctuations in foreign currency exchange rates which could result in declines in reported sales and net earnings; unfavorable economic conditions, such as consequences of the global COVID-19 pandemic; natural disasters, unusually adverse weather, epidemic or pandemic outbreaks, cyber incidents, boycotts and geo-political events; failure to protect or enforce Li-Cycle’s intellectual property; Li-Cycle may be subject to intellectual property rights claims by third parties; Li-Cycle may be subject to cybersecurity attacks, including, but not limited to, ransomware; Li-Cycle’s failure to effectively remediate the material weaknesses in its internal control over financial reporting that it has identified or its failure to develop and maintain a proper and effective internal control over financial reporting; the potential for Li-Cycle’s directors and officers who hold Company common shares to have interests that may differ from, or be in conflict with, the interests of other shareholders; risks related to adoption of Li-Cycle’s shareholder rights plan and amendment to the shareholder rights plan; risks of litigation or regulatory proceedings that could materially and adversely impact Li-Cycle’s financial results; Li-Cycle’s reliance on a limited number of commercial partners to generate revenue; and the volatility of the price of Li-Cycle’s common shares.

These and other risks and uncertainties related to Li-Cycle’s business are described in greater detail in the sections titled “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key Factors Affecting Li-Cycle’s Performance” in its Annual Report on Form 10-K and the sections titled “Part II. Other Information—Item 1A. Risk Factors” and “Part I. Financial Information—Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its Quarterly Reports on Form 10-Q, in each case filed with the U.S. Securities and Exchange Commission and the Ontario Securities Commission (“OSC”) in Canada. Because of these risks, uncertainties and assumptions, readers should not place undue reliance on these forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement.

Li-Cycle assumes no obligation to update or revise any forward-looking statements, except as required by applicable laws. These forward-looking statements should not be relied upon as representing Li-Cycle’s assessment as of any date subsequent to the date of this press release.

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